Exhibit 10.47

SIXTH AMENDMENT TO INDUSTRIAL LEASE

THIS SIXTH AMENDMENT TO INDUSTRIAL LEASE AGREEMENT, (“the Amendment”) is made and effective as of October 1, 2014, by and between the Economic Development Authority of Montgomery County, Virginia, (“Landlord”), formerly known as the Industrial Development Authority of Montgomery County a public body corporate, having a principal place of business at 755 Roanoke Street, Suite 2H, Christiansburg, Virginia 24073 and Luna Innovations Incorporated (“Tenant”), a Virginia corporation having a principal place of business at 1 Riverside Circle, Suite 400, Roanoke, Virginia 24016.
1.Introduction. Landlord and Tenant previously entered into that certain Industrial Lease Agreement dated as of the 21st day of March, 2006, as amended by the First Amendment dated effective as of May 11, 2006, as amended by the Second Amendment (the “Second Amendment”) dated effective July 15, 2009, as amended by Third Amendment (the “Third Amendment”) dated effective March 23, 2010, as amended by Fourth Amendment (the “Fourth Amendment”) dated effective March 1, 2011, and as amended by Fifth Amendment (the “Fifth Amendment”) dated effective as of November 1, 2011, (as amended, “the Lease”). Any capitalized terms used but not defined herein shall have the meanings given to them in the Lease. Landlord and Tenant have also signed a non-binding Letter of Intent dated September 10, 2014, in respect of the Premises and the lease of new, replacement space in the Building. Accordingly, effective as of the date hereof, Landlord and Tenant have entered into an Industrial Lease Agreement for such replacement space (the “New Lease”). Section 1.1 of the Lease incorporates Exhibit A in the Lease clarifying the square footage in the Premises. The Parties wish to amend Section 1.1 by incorporating a revised Exhibit A detailing Spaces A, B and C which contains the current square footage being leased by the Tenant under the Lease. The Tenant agrees to vacate and surrender Spaces A and B to the Landlord prior to the termination of the Lease. Landlord agrees to amend Section 1.2 by extending the term of the Lease allowing Tenant to remain in Space C from November 30, 2014, through January 3, 2015. Section 3.1.1 of the Lease provides for a base rent of $39,125 per month for the Premises. This base rent shall be reduced proportionately for the month of October based on the Tenant vacating Spaces A by or on October 14, 2014, and no rent shall be charged Tenant to lease Space B from November 1, 2014 through November 16, 2014, and Space C from November 1, 2014 through January 3, 2015.
NOW THEREFORE, in consideration of the rents, covenants, and agreements set forth herein, and in the Lease and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to the following terms:
2.Premises. The Tenant agrees that Space A, as shown on Exhibit A which is attached and incorporated into this Amendment (“Exhibit A”) shall no longer be part of the Leased Premises as of October 15, 2014. The Tenant agrees to vacate and surrender Space A to the Landlord by October 15, 2014. The Tenant agrees that Space B as shown on Exhibit A shall no longer be part of the Leased Premises as of November 16, 2014. The Tenant agrees to vacate and surrender Space B to the Landlord by November 16, 2014. Exhibit A attached to the Lease is replaced with Exhibit A attached hereto.

3.Term. The Term of the Lease under Section 1.2 shall be extended from November 30, 2014 until January 3, 2015 for the Tenant’s use of Space C as shown on Exhibit A. Notwithstanding anything else to the contrary, in the event the Premises under the New Lease are not ready for the Tenant to move into and occupy for their intended purpose due to a delay in Renovations and has not received a Certificate of Occupancy for such Premises (as such terms are defined in the New Lease), then Tenant may remain in Space C rent-free until such renovations are complete enough for the move.

4.Payment of Rent. The payment of rent under Section 3.1.1 of the Lease shall be reduced proportionately in October based on the reduction in square footage of the Premises after the Tenant vacates and surrenders Space A by or on October 14, 2014, which reduces the monthly base rent for October from $39,125 to $36,492 a reduction of $2633. The Tenant shall have use of Space B rent free from November 1, 2014 through November 16, 2014. The Tenant shall have use of Space C rent free from November 1, 2014 through January 3, 2015.

5.Miscellaneous. The terms and conditions set forth in the Introduction are incorporated herein by reference. This Amendment may be executed in any number of identical counterparts and, as so executed, shall constitute one agreement, binding on all the parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart.

6.Except as specifically amended herein, the Lease shall remain in full force and effect.

In Witness Whereof, Landlord and Tenant have executed this Sixth Amendment as of the date set forth hereinabove.

[Remainder of Page Intentionally Left Blank – Signature Page Follows]

THE ECONOMIC DEVELOPMENT AUTHORITY OF MONTGOMERY COUNTY, VIRGINIA

By: ________/s/ Eric Johnsen______________
Eric Johnsen, Chair
LUNA INNOVATIONS INCORPORATED

By: _______/s/ Scott A. Graeff________________
Scott A. Graeff, Chief Strategy Officer and Treasurer

COMMONWEALTH OF VIRGINIA,
COUNTY OF MONTGOMERY, to-wit:

I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Eric Johnsen, Chair of the Economic Development Authority of Montgomery County, Virginia, has signed the foregoing Lease Amendment before me in my jurisdiction aforesaid.

Given under my hand this          day of         , 2014.

My commission expires:
Registration Number:

Notary Public

COMMONWEALTH OF VIRGINIA,
COUNTY/CITY OF ____________________, to-wit;

I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Scott A. Graeff, Chief Strategy Officer of Luna Innovations Incorporated has signed the foregoing Lease Amendment before me in my jurisdiction aforesaid.

Given under my hand this          day of         , 2014.

My commission expires:
Registration Number:

Notary Public

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